     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 1999
                                                    REGISTRATION NO. 333-

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                               ------------------------

                                      FORM S-8

                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933

                               ------------------------

                                   MEGABIOS CORP.
               (Exact name of registrant as specified in its charter)


             DELAWARE                               94-3156660
     (State of Incorporation)           (I.R.S. Employer Identification No.)

                               ------------------------

                                   MEGABIOS CORP.

                                  863A MITTEN ROAD
                               BURLINGAME, CA  94010
                                   (650) 697-1900
           (Address and telephone number of principal executive offices)

                               ------------------------

                             1997 EQUITY INCENTIVE PLAN

                   1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                              (Full title of the plans)

                               BENJAMIN F. MCGRAW III
                       PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                   MEGABIOS CORP.
                                  863A MITTEN ROAD
                               BURLINGAME, CA  94010
                                   (650) 697-1900
             (Name, address, including zip code, and telephone number,
                      including area code, of agent for service)

                               ------------------------

                                     Copies to:
                              PATRICK A. POHLEN, ESQ.
                                 COOLEY GODWARD LLP
                               FIVE PALO ALTO SQUARE
                                3000 EL CAMINO REAL
                             PALO ALTO, CA  94306-2155
                                   (650) 843-5000

                               ------------------------

                          CALCULATION OF REGISTRATION FEE


-----------------------------------------------------------------------------------------------------------------------------------
    TITLE OF SECURITIES TO BE      AMOUNT TO BE           PROPOSED MAXIMUM         PROPOSED MAXIMUM AGGREGATE        AMOUNT OF
           REGISTERED               REGISTERED      OFFERING PRICE PER SHARE (1)       OFFERING PRICE (1)         REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common Stock      1,200,000        (See Notes to Calculation         $6,116,000                    $1,700.25
 ($.001 par value)                                     of Registration Fee)
-----------------------------------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act of 1933, as amended (the "Act"). The offering price per share and aggregate offering price are based upon (a) the weighted average exercise price, for shares subject to outstanding options granted by Megabios Corp. (the "Registrant") under the Registrant's 1998 Non-Employee Directors' Stock Option Plan, or (b) the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq Stock Market for February 22, 1999, for (i) shares reserved for future grant pursuant to the Registrant's 1998 Non-Employee Directors' Stock Option Plan and (ii) shares reserved for future grant pursuant to the Registrant's 1997 Equity Incentive Plan (pursuant to Rule 457(c) under the Act).

NOTES TO CALCULATION OF REGISTRATION FEE

The chart below details the calculations of the registration fee:


      TYPE OF SHARES             NUMBER OF      OFFERING PRICE       AGGREGATE
                                  SHARES          PER SHARE        OFFERING PRICE

 Shares issuable pursuant          50,000       $5.25   (1)(a)         $262,500
 to outstanding options
 under the 1998 Non-Employee
 Directors' Stock Option
 Plan

 Shares reserved for              150,000       $5.09 (1)(b)(i)        $763,500
 future issuance pursuant
 to the 1998 Non-Employee
 Directors' Stock Option
 Plan

 Shares reserved for            1,000,000       $5.09 (1)(b)(ii)     $5,090,000
 future issuance pursuant
 to the 1997 Equity
 Incentive Plan

 Proposed Maximum Offering                                           $6,116,000
 Price

 Registration Fee                                                     $1,700.25


Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by Megabios Corp. (the "Registrant") with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

     (a) The Registrant's Annual Report on Form 10-K for the year ended June 30, 1998 (File No. 0-22987), as amended.

     (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 (File No. 0-22987), including all material incorporated by reference therein.

     (c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1998 (File No. 0-22987), including all material incorporated by reference therein.

     (d) The Registrant's Current Report on Form 8-K (File No. 0-22987), as amended, originally filed October 28, 1998.

     (e) The Registrant's Current Report on Form 8-K (File No. 0-22987), filed November 25, 1998.

     (f) The Registrant's Current Report on Form 8-K (File No. 0-22987), filed February 10, 1999.

     (g) The description of the Registrant's Common Stock which is contained in the Registration Statement on Form 8-A (File No. 0-22987), filed August 15, 1997, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

     All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.

                       INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable.

                     INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under Section 145 of the Delaware General Corporation Law, the Registrant has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act. The Registrant's Bylaws also provide that the Registrant will indemnify its directors and officers and may indemnify its employees and other agents to the fullest extent not prohibited by Delaware law.

     The Registrant's Amended and Restated Certificate of Incorporation provides for the elimination of liability for monetary damages for breach of the directors' fiduciary duty of care to the Registrant and its stockholders. These provisions do not eliminate the directors' duty of care and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for any transaction from which the director derived an improper personal benefit, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision does not affect a director's responsibilities under any other laws, such as the federal securities laws.

     The Registrant has entered into agreements with its directors and executive officers that require the Registrant to indemnify such persons against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred (including expenses of a derivative action) in connection with any proceeding, whether actual or threatened, to which any such person may be made a party by reason of the fact that such person is or was a director or executive officer of the Registrant or any of its affiliated enterprises. No indemnity will be provided, however, to any director or executive officer on account of conduct that is knowingly fraudulent or deliberately dishonest or constitutes willful misconduct. No indemnification will be available if such indemnification is unlawful, or in

                                      2.

respect of any accounting of profits made from the purchase or sale of securities of the Registrant in violation of Section 16(b) of the Exchange Act. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder.

                                   EXHIBITS


EXHIBIT
NUMBER

4.1*    Amended and Restated Certificate of Incorporation of the Registrant.

4.2*    Bylaws of the Registrant.

5.1     Opinion of Cooley Godward LLP.

23.1    Consent of Ernst & Young LLP, independent auditors.

23.2    Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1    Power of Attorney is contained on the signature pages.

99.1*   The Registrant's 1997 Equity Incentive Plan.

99.2*   Form of Incentive Stock Option under the 1997 Equity Incentive Plan.

99.3*   Form of Nonstatutory Stock Option under the 1997 Equity Incentive Plan.

99.4*   The Registrant's 1997 Employee Stock Purchase Plan.

99.5*   1997 Employee Stock Purchase Plan Offering Document.

99.6**  Form of Nonstatutory Stock Option granted outside the 1997 Equity Incentive Plan.

99.7    The Registrant's 1998 Non-Employee Directors' Stock Option Plan.

99.8    Form of Nonstatutory Stock Option (Initial Grant) under the 1998 Non-Employee Directors' Stock Option Plan.

99.9    Form of Nonstatutory Stock Option (Annual Grant) under the 1998 Non-Employee Directors' Stock Option Plan.


* Documents incorporated by reference from the Registrant's Registration Statement on Form S-1 (333-32593), as amended, filed with the SEC on July 31, 1997.

** Document incorporate by reference from the Registrant's Registration Statement on Form S-8 (333-39795), filed with the SEC on November 7, 1997.

                                    UNDERTAKINGS

     The undersigned registrant hereby undertakes:

     a. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          i. To include any prospectus required by section 10(a)(3) of the Securities Act;

                                       3.

          ii. To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

          iii. To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     PROVIDED, HOWEVER, that paragraphs (a)(i) and (a)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the issuer pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

     b. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                       4.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlingame, State of California, on February 24, 1999.

                                   MEGABIOS CORP.

                                   By    /s/ Benjamin F. McGraw III
                                        --------------------------------------
                                        Benjamin F. McGraw III
                                        Chairman, Chief Executive Officer and
                                        President

                                 POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Benjamin F. McGraw III and Bennet L. Weintraub and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


        SIGNATURE                 TITLE                               DATE
/s/ Benjamin F. McGraw III
--------------------------
 Benjamin F. McGraw III    Chairman,  Chief Executive Officer    February 24, 1999
                           and President (Principal Executive
                           Officer)

/s/ Bennet L. Weintraub
--------------------------
 Bennet L. Weintraub       Vice President, Finance, and Chief
                           Financial Officer (Principal
                           Financial and Accounting Officer)     February 24, 1999

/s/ Frank J. Caufield
--------------------------
 Frank J. Caufield         Director                              February 24, 1999

/s/ Patrick G. Enright
--------------------------
 Patrick G. Enright        Director                              February 24, 1999

/s/ A. Grant Heidrich
--------------------------
 A. Grant Heidrich         Director                              February 24, 1999

/s/  Russell C. Hirsch
--------------------------                                       February 24, 1999
 Russell C. Hirsch, M.D.,  Director
 Ph.D.

/s/  Raju Kucherlapati
--------------------------
 Raju Kucherlapati, Ph.D.  Director                              February 24, 1999


                                       5.

                                   EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION

4.1*   Amended and Restated Certificate of Incorporation of the Registrant.

4.2*   Bylaws of the Registrant.

5.1    Opinion of Cooley Godward LLP.

23.1   Consent of Ernst & Young LLP, independent auditors.

23.2   Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1   Power of Attorney is contained on the signature pages.

99.1*  The Registrant's 1997 Equity Incentive Plan.

99.2*  Form of Incentive Stock Option under the 1997 Equity Incentive Plan.

99.3*  Form of Nonstatutory Stock Option under the 1997 Equity Incentive Plan.

99.4*  The Registrant's 1997 Employee Stock Purchase Plan.

99.5*  1997 Employee Stock Purchase Plan Offering Document.

99.6** Form of Nonstatutory Stock Option granted outside the 1997 Equity Incentive Plan.

99.7   The Registrant's 1998 Non-Employee Directors' Stock Option Plan.

99.8   Form of Nonstatutory Stock Option (Initial Grant) under the 1998 Non-Employee Directors' Stock Option Plan.

99.9   Form of Nonstatutory Stock Option (Annual Grant) under the 1998 Non-Employee Directors' Stock Option Plan.


* Documents incorporated by reference from the Registrant's Registration Statement on Form S-1 (333-32593), as amended, filed with the SEC on July 31, 1997.

** Document incorporate by reference from the Registrant's Registration Statement on Form S-8 (333-39795), filed with the SEC on November 7, 1997.